UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – March 31, 2016

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2016

Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2016
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	6.45%
Admiral™ Shares	6.48
Wellesley Income Composite Index	6.51
Mixed-Asset Target Allocation Conservative Funds Average	2.52
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2015, Through March 31, 2016
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$24.71	$25.28	$0.384	$0.609
Admiral Shares	59.87	61.25	0.946	1.475

Chairman’s Letter

Dear Shareholder,

Despite a resurgence of volatility early in the second half of the period, U.S. stocks—especially higher-yielding equities—produced solid gains for the six months ended March 31, 2016. Meanwhile, bond prices rose as interest rates fell.

Vanguard Wellesley Income Fund, which holds more than half of its assets in investment-grade bonds, benefited from both markets. It returned 6.45% for Investor Shares and 6.48% for Admiral Shares. These results were slightly below the 6.51% posted by its composite benchmark—which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index—and notably better than the 2.52% average return of peer funds.

Stocks charted an uneven course en route to a solid outcome
The broad U.S. stock market returned about 7% over the six months. The period began and ended strongly, with fluctuations in the middle as China’s economic slowdown and falling oil and commodity prices worried investors.

Stocks rallied in March as investors again seemed encouraged by news about monetary policy. The Federal Reserve indicated after a mid-March meeting that it would raise interest rates fewer times in 2016 than previously anticipated. And central bankers in Europe and Asia kept up stimulus measures to combat weak growth and low inflation.

International stocks returned about 3% after surging more than 8% in March. Stocks from emerging markets and from developed markets of the Pacific region outperformed European stocks, which were nearly flat.

Bonds produced gains following a subpar start
After posting weak results for the first three months of the fiscal half year, bonds managed solid gains in the final three. The broad U.S. taxable bond market returned 2.44%.

Bonds proved attractive as the stock market fluctuated and the Fed proceeded cautiously with rate hikes. The yield of the 10-year U.S. Treasury note closed at 1.77% at the end of March, down from 2.05% six months earlier. (Bond prices and yields move in opposite directions.)

Returns for money market funds and savings accounts remained limited by the Fed’s target rate of 0.25%–0.5%—still low despite rising a quarter of a percentage point in December.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 6.90%, boosted by foreign currencies’ strength against the dollar, a turnabout from the trend of recent years. Even without this currency benefit, however, their returns were solidly positive.

Market Barometer

			Total Returns
		Periods Ended March 31, 2016
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	7.75%	0.50%	11.35%
Russell 2000 Index (Small-caps)	2.02	-9.76	7.20
Russell 3000 Index (Broad U.S. market)	7.30	-0.34	11.01
FTSE All-World ex US Index (International)	3.09	-8.53	0.70

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.44%	1.96%	3.78%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.20	3.98	5.59
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.08	0.04

CPI
Consumer Price Index	0.08%	0.85%	1.28%

Energy-related stocks and bonds were strong performers for the fund
Unlike most balanced funds, which tend to tilt toward stocks, the Wellesley Income Fund allocates 60% to 65% of assets to investment-grade bonds (mostly corporates) that are likely to generate a reasonable level of current income.

The fixed income portion of the fund returned more than 3% for the period, close to its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index.

Corporate debt holdings performed well, particularly those issued by industrial, financial, and energy companies. An underweighted position in noncorporate debt, including an avoidance of bonds issued by international organizations, also helped.

The fund’s stocks returned about 12%, slightly behind their equity benchmark, the FTSE High Dividend Yield Index. Results were positive in all ten sectors. Energy stocks were notable winners, particularly the advisor’s selections in the oil and gas storage and transportation arena, which has benefited from lower oil and natural gas prices.

Financials, one of the largest equity sectors in the fund, was the lowest-returning. Banks have struggled with low interest rates, tepid loan demand, increased regulation, and sluggish trading.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.23%	0.16%	0.83%

The fund expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the fund’s annualized expense ratios were 0.21% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

For more information about the advisor’s strategy and the fund’s positioning, please see the Advisor’s Report that follows this letter.

Consider rebalancing to manage your risk
Let’s say you’ve taken the time to carefully create an appropriate asset allocation for your investment portfolio. Your efforts

Vanguard’s growth translates into lower costs for you

Research indicates that lower-cost investments have tended to outperform higher-cost ones.
So it’s little wonder that funds with lower expense ratios—including those at Vanguard—have dominated the industry’s cash inflows in recent years.

Vanguard has long been a low-cost leader, with expenses well below those of many other investment management companies. That cost difference remains a powerful advantage for
Vanguard clients. Why? Because a lower expense ratio allows a fund to pass along a greater share of its returns to its investors.

What’s more, as you can see in the chart below, we’ve been able to lower our costs continually as our assets under management have grown. Our steady growth has not been an explicit business objective. Rather, we focus on putting our clients’ interests first at all times, and giving them the best chance for investment success. But economies of scale—the cost efficiencies that come with our growth—have allowed us to keep lowering our fund costs, even as we invest in our people and technology.

The benefit of economies of scale

have produced a diversified mix of stock, bond, and money market funds tailored to your goals, time horizon, and risk tolerance.

But what should you do when your portfolio drifts from its original asset allocation as the financial markets rise or fall? Consider rebalancing to bring it back to the proper mix.

Just one year of outsized returns can throw your allocation out of whack. Take 2013 as an example. That year, the broad stock market (as measured by the Russell 3000 Index) returned 33.55% and the broad taxable bond market (as measured by the Barclays U.S. Aggregate Bond Index) returned –2.02%. A hypothetical portfolio that tracked the broad domestic market indexes and started the year with 60% stocks and 40% bonds would have ended with a more aggressive mix of 67% stocks and 33% bonds.

Rebalancing to bring your portfolio back to its original parameters would require you to shift assets away from areas that have been performing well toward those that have been falling behind. That isn’t easy or intuitive. It’s a way to minimize risk rather than maximizing returns and to stick with your investment plan through different types of markets. (You can read more about our approach in Best Practices for Portfolio Rebalancing at vanguard.com/research.)

It’s not necessary to check your portfolio every day or every month, much less rebalance it that frequently. Consider monitoring it annually or semiannually and rebalancing when your allocation swings 5 percentage points or more from its target.

Be aware of the tax implications of selling. When rebalancing, make any asset changes within a tax-advantaged retirement account, if possible, or direct new cash flows into the underweighted asset class.

Keeping your asset allocation from drifting too far off target can help you stay on track with the investment plan you’ve crafted to meet your financial goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 18, 2016

Advisor’s Report

Vanguard Wellesley Income Fund returned 6.45% for Investor Shares and 6.48% for Admiral Shares for the six months ended March 31, 2016. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 6.51%.

The investment environment
Stock markets in the United States and abroad were volatile in the past six months. The S&P 500 Index returned 8.49%, the MSCI World Index returned 5.42%, and the MSCI EAFE Index returned 1.56%.

In the United States, large-capitalization stocks generally performed better than their mid- and small-cap counterparts. The Russell 1000 Index, which measures large-cap performance, returned 7.75%; the Russell Midcap Index returned 5.94%; and the small-cap Russell 2000 Index returned 2.02%.

The broad fixed income markets also ended the period with gains. The Barclays U.S. Aggregate Bond Index returned 2.44%. The higher-quality corporate bond market performed better than the broader fixed income market, returning 3.47% as measured by the Barclays U.S. Credit A or Better Bond Index. The yield on the 10-year U.S. Treasury note rose in November and December but declined in first-quarter 2016, ending the period at 1.77%, compared with 2.05% six months ago.

Investors experienced a turbulent six months highlighted by extraordinary central bank actions and uncertainty about the health of China’s economy. The effects of oil price movements on the oil and gas industry and on emerging-market countries also played a part. In December, the much-anticipated monetary-policy divergence materialized when the European Central Bank (ECB) and the Bank of Japan (BOJ) announced additional policy easing, including negative interest rates and additional purchases of domestic securities. Meanwhile, the U.S. Federal Reserve initiated its well-telegraphed liftoff.

The calendar year had a volatile start: Chinese stocks plunged in early January, sparking global “risk-off” trading. U.S. stocks moved in virtual lockstep with the price of oil at the start of 2016 as fears of a recession weighed on investors’ minds. However, they surged in the second half of the quarter when solid economic data, a stabilization in oil prices, and accommodative Fed comments helped calm the market’s early jitters. The Fed surprised many market participants with the dovish tone of its March statement. It lowered the inflation forecast for 2016 and suggested only two rate hikes this year, down from the four implied in December.

The fund’s successes
The fixed income portion of the fund generated a positive return and finished slightly ahead of its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index. Selection among corporates was favorable, particularly in the consumer noncyclical and energy sectors. Selection among financials issuers and an underweight to noncorporate credit, particularly our avoidance of supranationals, also added to relative performance.

The stock portfolio gained as well, although it modestly underperformed its benchmark. Selection was strong in the energy, industrial, information technology, and consumer discretionary sectors.

An overweight to utilities provided an additional boost. Our avoidance of health care company Eli Lilly and energy companies Kinder Morgan and Williams contributed most to relative performance. Our position in power management firm Eaton also did well.

The fund’s shortfalls
Sector allocation in the equity portion of the fund, a residual of our bottom-up security selection process, was the main driver of underperformance versus the index. Underweighted allocations to telecommunication services—the benchmark’s best performer—and consumer discretionary disappointed, as did an overweight to health care, which lagged benchmark returns. Security selection within health care, particularly AstraZeneca and Novartis, and in utilities further restrained results, along with avoidance of strong telecommunication services company AT&T.

On the fixed income side, our duration positioning detracted slightly. Although our short duration posture helped as rates rose at the end of 2015, it hurt in the first quarter of 2016 following the sharp rate decline.

The fund’s positioning
We are cautiously positive about the U.S. credit markets. The economic and credit cycles look to be tiring, but the powerful flood of global capital into our bond market—and credit in particular—shows no sign of abating. Low and negative yields in other major economic zones continue to drive capital flows toward the higher yields and safety of the U.S. markets. Although our credit selections will remain thematic and well-researched, we expect investment-grade corporate bond returns to be attractive and will maintain our overall exposure to them.

We modestly increased our short duration posture relative to the benchmark as market yields declined. We expect short-term interest rates to rise over the medium term while the U.S. recovery broadens, and we remain biased toward maintaining lower interest rate sensitivity in the portfolio. We retained our overweight in the long end of the U.S. bond market because our inflation expectations, the primary driver of long-term interest rates, are still subdued.

Our outlook is not without uncertainty, however. We cannot recall a period when global forces were as important to the U.S. economy and policies as they are today. Therefore, we are mindful of global events even though our focus is on the U.S. bond market.

We have mentioned in several recent shareholder letters that the smothering effects of increased regulation on banks present a challenge to investing in non-government sectors. Evidence of this continues to build as more market-makers reduce staff and capital to support trading positions. This has not materially affected our management of the bonds in the fund to date. It has, however, forced other fixed income investors to behave more like us—long-term, thematic, and with low turnover—features that have served the shareholders well over time.

On the equity side, we believe the investment environment is somewhat precarious, with diverging developed- and emerging-market trends and uncertainties about central bank policies. China’s economy is in a transition from rapid to more moderate growth; the extent of the slowdown is still unknown. Europe struggled at the beginning of 2016, and the ECB continues to expand monetary policies and move interest rates further into negative territory. Markets have had mixed reactions and experienced volatility in recent months. Japan also had a rocky start to 2016 as the BOJ surprised investors with the decision to implement negative interest rates.

In the United States, we are now in our seventh year of expansion and the third-longest economic recovery in history. Core inflation is starting to tick up, unemployment is low, and wages have been accelerating. It remains to be seen how the Fed’s experiment with quantitative easing will play out amid global uncertainty and the actions of other central banks. Against this backdrop, the consumer continues to be resilient.

However, the strong dollar will likely weigh on U.S. exports, and energy and industrial inventories remain elevated. We are wary of a potential downturn after our long run of moderate growth. Although our base case remains moderate U.S. GDP growth, we are positioning the portfolio somewhat defensively. To ensure that we will be comfortable with our holdings if the market experiences a sustained downturn, we are focusing on companies that can sustain or grow their dividend payments in a lower-growth environment.

At the end of the period, the equity portfolio’s largest overweighted sectors were health care, energy, and utilities. The biggest underweights were in consumer discretionary, consumer staples, and telecommunication services. In the last six months, we initiated significant equity positions in Union Pacific, NextEra Energy, and TransCanada. We also added to our Pfizer holdings. We eliminated Sysco and Schneider Electric and trimmed our positions in Analog Devices and Bristol-Myers Squibb.

Respectfully,

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

April 20, 2016

Wellesley Income Fund

Fund Profile
As of March 31, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.23%	0.16%
30-Day SEC Yield	2.72%	2.79%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	60	425	3,900
Median Market Cap $123.2B		$120.5B	$52.5B
Price/Earnings Ratio	20.4x	18.8x	21.8x
Price/Book Ratio	2.6x	2.6x	2.7x
Return on Equity	18.6%	18.4%	17.5%
Earnings Growth
Rate	3.5%	2.7%	8.0%
Dividend Yield	3.4%	3.3%	2.1%
Foreign Holdings	5.6%	0.0%	0.0%
Turnover Rate
(Annualized)	41%	—	—
Short-Term Reserves	0.6%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index
Number of Bonds	896	3,306	9,703
Yield to Maturity
(before expenses)	2.6%	2.5%	2.2%
Average Coupon	3.6%	3.6%	3.2%
Average Duration	6.6 years	6.8 years	5.5 years
Average Effective
Maturity	9.7 years	9.8 years	7.7 years

Total Fund Volatility Measures
		DJ
	Wellesley	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.66
Beta	1.00	0.34
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	5.0%
Wells Fargo & Co.	Diversified Banks	3.7
Johnson & Johnson	Pharmaceuticals	3.7
General Electric Co.	Industrial
	Conglomerates	3.5
Merck & Co. Inc.	Pharmaceuticals	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.3
JPMorgan Chase & Co.	Diversified Banks	3.3
Verizon Communications	Integrated
Inc.	Telecommunication
	Services	3.2
Cisco Systems Inc.	Communications
	Equipment	3.2
Pfizer Inc.	Pharmaceuticals	3.1
Top Ten		35.5%
Top Ten as % of Total Net Assets		13.2%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2016, the annualized expense ratios were 0.21% for Investor Shares and 0.15% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	2.9%	6.8%	13.6%
Consumer Staples	13.3	14.9	9.2
Energy	12.4	10.2	6.1
Financials	13.2	13.1	17.4
Health Care	13.7	10.8	13.7
Industrials	12.4	11.8	10.7
Information
Technology	13.8	14.6	20.1
Materials	3.2	3.4	3.2
Telecommunication
Services	4.8	5.8	2.5
Utilities	10.3	8.6	3.5

Sector Diversification (% of fixed income portfolio)
Asset-Backed	4.6%
Commercial Mortgage-Backed	0.4
Finance	25.8
Foreign	2.6
Government Mortgage-Backed	2.2
Industrial	38.1
Treasury/Agency	16.0
Utilities	5.2
Other	5.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	18.5%
Aaa	6.1
Aa	12.6
A	42.8
Baa	20.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2005, Through March 31, 2016

Average Annual Total Returns: Periods Ended March 31, 2016

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	3.78%	7.82%	3.96%	3.30%	7.26%
Admiral Shares	5/14/2001	3.89	7.90	4.05	3.30	7.35

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of March 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.750%	9/30/19	665,000	682,350	1.6%
1 United States Treasury Note/Bond	1.375%	9/30/18	662,270	671,793	1.5%
United States Treasury Note/Bond	1.000%	9/15/17	553,000	555,334	1.3%
United States Treasury Note/Bond	3.375%	5/15/44	322,125	373,514	0.8%
United States Treasury Note/Bond	2.000%	2/15/25	350,870	358,491	0.8%
United States Treasury Note/Bond	0.625%	7/31/17	298,000	297,720	0.7%
United States Treasury Note/Bond	1.625%	6/30/20	258,195	263,400	0.6%
United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,225	0.5%
United States Treasury Note/Bond	2.875%	5/15/43	203,565	214,570	0.5%
United States
Treasury Note/Bond	0.500%–3.625%	6/30/16–8/15/45	583,994	613,217	1.4%
				4,253,614	9.7%

Agency Notes †				74,675	0.2%

Conventional Mortgage-Backed Securities
[2,3,4] Fannie Mae Pool	3.500%	4/1/46	186,834	195,884	0.5%
Conventional Mortgage-Backed Securities—Other †				414,158	0.9%
				610,042	1.4%

Nonconventional Mortgage-Backed Securities †				111,044	0.2%
Total U.S. Government and Agency Obligations (Cost $4,889,774)				5,049,375	11.5%
Asset-Backed/Commercial Mortgage-Backed Securities
3 Bear Stearns Commercial
Mortgage Securities Trust
2006-PWR13	5.540%	9/11/41	5,845	5,878	0.0%
5 Asset-Backed/Commercial
Mortgage-Backed Securities—Other †				1,243,898	2.9%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,256,789)				1,249,776	2.9%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank One Corp.	7.750%	7/15/25	25,000	31,581	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	16,320	0.0%
Goldman Sachs Group Inc.	2.600%–7.500%	1/18/18–10/21/45	477,145	527,413	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–6/1/45	448,530	489,221	1.1%
Morgan Stanley	1.875%–7.300%	1/9/17–1/27/45	456,585	493,799	1.1%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	28,303	0.1%
Wells Fargo & Co.	2.150%–5.625%	12/11/17–11/17/45	439,825	465,053	1.1%
5 Banking—Other †				3,386,431	7.7%
Brokerage †				7,415	0.0%
Finance Companies
5 GE Capital International
Funding Co.	4.418%	11/15/35	201,814	218,906	0.5%
5 GE Capital International
Funding Co.	2.342%–3.373%	11/15/20–11/15/25	117,660	122,880	0.3%

5 Insurance †				1,012,070	2.3%
5 Other Finance †				30,404	0.1%
5 Real Estate Investment Trusts †				166,963	0.4%
				6,996,759	16.0%
Industrial
Basic Industry †				213,652	0.5%
Capital Goods
General Electric
Capital Corp.	3.100%–6.875%	2/11/21–1/10/39	103,860	129,069	0.3%
General Electric Co.	2.700%–4.500%	10/9/22–3/11/44	30,665	32,652	0.1%
5 Capital Goods—Other †				702,748	1.6%
Communication
Verizon
Communications Inc.	3.450%–6.550%	3/15/21–9/15/43	279,580	327,779	0.8%
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,190	0.0%
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,631	0.0%
5 Communication—Other †				1,426,275	3.3%
5 Consumer Cyclical †				1,301,948	3.0%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	3.300%–4.900%	2/1/23–2/1/46	368,520	398,670	0.9%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–7.750%	1/15/19–7/15/42	125,851	138,072	0.3%
Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	97,627	0.2%
Merck & Co. Inc.	2.350%–4.150%	1/15/21–5/18/43	136,880	144,312	0.3%
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,085	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	54,040	59,365	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	19,275	0.1%
5 Consumer Noncyclical—Other †				2,653,806	6.1%
Energy
Chevron Corp.	2.355%–3.191%	12/5/22–6/24/23	75,750	77,921	0.2%
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,309	0.0%
Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	41,620	42,772	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	36,809	0.1%
5 Energy—Other †				1,392,033	3.2%
5 Other Industrial †				59,586	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Technology
Cisco Systems Inc.	2.200%–4.450%	1/15/20–3/4/21	114,205	119,137	0.3%
Microsoft Corp.	2.375%–4.500%	10/1/20–11/3/45	173,650	186,020	0.4%
Technology—Other †				444,055	1.0%
5 Transportation †				291,799	0.6%
				10,367,597	23.7%
Utilities
Electric
Dominion Resources Inc.	3.625%–4.450%	3/15/21–12/1/24	53,850	56,625	0.1%
Duke Energy
Carolinas LLC	3.900%–5.250%	1/15/18–9/30/42	43,605	46,741	0.1%
Duke Energy Corp.	1.625%–4.800%	11/15/16–12/15/45	107,440	110,070	0.3%
Duke Energy
Progress LLC	2.800%–6.300%	4/1/38–8/15/45	63,820	67,658	0.1%
Progress Energy Inc.	3.150%	4/1/22	20,800	21,095	0.1%
Virginia Electric
& Power Co.	5.950%–6.000%	9/15/17–5/15/37	54,000	58,414	0.1%
Electric—Other †				1,012,447	2.3%
Natural Gas †				30,773	0.1%
				1,403,823	3.2%
Total Corporate Bonds (Cost $17,756,728)				18,768,179	42.9%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $688,535) †				706,631	1.6%
Taxable Municipal Bonds (Cost $1,179,040) †				1,376,101	3.2%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,619,530	329,222	0.7%
Consumer Discretionary—Other †				136,120	0.3%
				465,342	1.0%
Consumer Staples
Kraft Heinz Co.			5,166,186	405,856	0.9%
Coca-Cola Co.			7,153,720	331,861	0.8%
British American Tobacco plc			5,461,605	319,376	0.7%
Philip Morris International Inc.			2,721,370	266,994	0.6%
Altria Group Inc.			3,395,500	212,762	0.5%
PepsiCo Inc.			1,911,280	195,868	0.4%
Consumer Staples—Other †				418,129	1.0%
				2,150,846	4.9%
Energy
Exxon Mobil Corp.			6,412,900	536,054	1.2%
Chevron Corp.			4,197,390	400,431	0.9%
Suncor Energy Inc.			12,051,720	335,159	0.8%
Occidental Petroleum Corp.			4,472,150	306,029	0.7%
Phillips 66			2,028,090	175,612	0.4%
Energy—Other †				264,558	0.6%
				2,017,843	4.6%
Financials
Wells Fargo & Co.			12,534,572	606,172	1.4%
JPMorgan Chase & Co.			8,925,600	528,574	1.2%
BlackRock Inc.			886,910	302,055	0.7%
Chubb Ltd.			1,954,673	232,899	0.5%

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
MetLife Inc.		4,052,620	178,072	0.4%
M&T Bank Corp.		1,539,390	170,873	0.4%
Financials—Other †			129,195	0.3%
			2,147,840	4.9%
Health Care
Johnson & Johnson		5,574,100	603,117	1.4%
Merck & Co. Inc.		10,582,770	559,934	1.3%
Pfizer Inc.		16,926,607	501,705	1.1%
AstraZeneca plc ADR		7,392,060	208,160	0.5%
Health Care—Other †			347,047	0.8%
			2,219,963	5.1%
Industrials
General Electric Co.		17,898,780	569,002	1.3%
Eaton Corp. plc		5,840,200	365,363	0.8%
Lockheed Martin Corp.		959,480	212,525	0.5%
Waste Management Inc.		3,362,010	198,358	0.5%
3M Co.		1,124,720	187,412	0.4%
Union Pacific Corp.		2,174,880	173,012	0.4%
Industrials—Other †			298,342	0.7%
			2,004,014	4.6%
Information Technology
Microsoft Corp.		14,787,610	816,720	1.8%
Cisco Systems Inc.		18,189,860	517,865	1.2%
Intel Corp.		13,080,000	423,138	1.0%
Information Technology—Other †			485,728	1.1%
			2,243,451	5.1%
Materials
Dow Chemical Co.		4,056,100	206,293	0.5%
Materials—Other †			309,798	0.7%
			516,091	1.2%
Telecommunication Services
Verizon Communications Inc.		9,691,756	524,130	1.2%
BCE Inc.		5,437,370	247,806	0.6%
			771,936	1.8%
Utilities
Dominion Resources Inc.		5,268,040	395,735	0.9%
Xcel Energy Inc.		8,190,590	342,530	0.8%
Duke Energy Corp.		3,727,340	300,722	0.7%
National Grid plc		18,280,331	258,658	0.6%
Eversource Energy		3,865,480	225,512	0.5%
Utilities—Other †			145,162	0.3%
			1,668,319	3.8%
Total Common Stocks (Cost $12,155,408)			16,205,645	37.0%

	Coupon
Temporary Cash Investments
Money Market Fund
[6,7] Vanguard Market Liquidity Fund	0.495%	222,704,080	222,704	0.5%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/31/16, Repurchase Value
$36,100,000, collateralized by
Government National Mortgage
Assn. 4.000%, 9/20/45, with a
value of $36,822,000)	0.300%	4/1/16	36,100	36,100	0.1%
Deutsche Bank Securities, Inc.
(Dated 3/31/16, Repurchase Value
$29,200,000, collateralized by
Federal National Mortgage Assn.
6.210%, 6/5/36, and U.S. Treasury
Note/Bond 1.500%, 5/31/20,
with a value of $29,784,000)	0.320%	4/1/16	29,200	29,200	0.1%
HSBC Bank USA (Dated 3/31/16,
Repurchase Value $59,801,000,
collateralized by Federal National
Mortgage Assn. 2.500%–5.500%,
10/1/27–10/1/42, with a value
of $60,998,000)	0.300%	4/1/16	59,800	59,800	0.1%
RBC Capital Markets LLC
(Dated 3/31/16, Repurchase
Value $16,000,000, collateralized
by Federal National Mortgage
Assn. 2.022%–4.867%,
9/1/33–2/1/46, and Federal
Home Loan Mortgage Corp.
2.192%–3.384%, 3/1/40–8/1/43,
with a value of $16,320,000)	0.280%	4/1/16	16,000	16,000	0.0%
RBS Securities, Inc. (Dated 3/31/16,
Repurchase Value $125,201,000,
collateralized by U.S. Treasury
Note/Bond 1.750%–2.000%,
1/31/23–2/15/23, with a value
of $127,705,000)	0.290%	4/1/16	125,200	125,200	0.3%
				266,300	0.6%
[8]Total Temporary Cash Investments (Cost $489,004)				489,004	1.1%
Total Investments (Cost $38,415,278)				43,844,711	100.2%

Wellesley Income Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	3,720
Receivables for Investment Securities Sold	588,971
Receivables for Accrued Income	273,778
Receivables for Capital Shares Issued	63,100
Other Assets[9]	8,211
Total Other Assets	937,780	2.2%
Liabilities
Payables for Investment Securities Purchased	(736,151)
Payables to Investment Advisor	(5,659)
Collateral for Securities on Loan	(222,704)
Payables for Capital Shares Redeemed	(25,777)
Payables to Vanguard	(51,530)
Other Liabilities	(5,006)
Total Liabilities	(1,046,827)	(2.4%)
Net Assets	43,735,664	100.0%

Wellesley Income Fund

At March 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	38,312,232
Undistributed Net Investment Income	8,897
Accumulated Net Realized Losses	(16,086)
Unrealized Appreciation (Depreciation)
Investment Securities	5,429,433
Futures Contracts	1,269
Swap Contracts	(112)
Foreign Currencies	31
Net Assets	43,735,664

Investor Shares—Net Assets
Applicable to 508,450,614 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	12,855,951
Net Asset Value Per Share—Investor Shares	$25.28

Admiral Shares—Net Assets
Applicable to 504,148,653 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	30,879,713
Net Asset Value Per Share—Admiral Shares	$61.25

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $749,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2016.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $3,981,892,000, representing 9.1% of net assets.
6 Includes $222,704,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 The total value of securities on loan is $210,524,000.
9 Cash of $6,420,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2016
($000)
Investment Income
Income
Dividends[1]	270,173
Interest	418,210
Securities Lending	1,696
Total Income	690,079
Expenses
Investment Advisory Fees—Note B
Basic Fee	11,196
Performance Adjustment	79
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,921
Management and Administrative—Admiral Shares	12,526
Marketing and Distribution—Investor Shares	1,445
Marketing and Distribution—Admiral Shares	1,316
Custodian Fees	173
Shareholders’ Reports—Investor Shares	118
Shareholders’ Reports—Admiral Shares	72
Trustees’ Fees and Expenses	23
Total Expenses	34,869
Net Investment Income	655,210
Realized Net Gain (Loss)
Investment Securities Sold	203,935
Futures Contracts	(22,064)
Swap Contracts	(37)
Foreign Currencies	(1,760)
Realized Net Gain (Loss)	180,074
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,766,247
Futures Contracts	11,872
Swap Contracts	20
Foreign Currencies	453
Change in Unrealized Appreciation (Depreciation)	1,778,592
Net Increase (Decrease) in Net Assets Resulting from Operations	2,613,876
1 Dividends are net of foreign withholding taxes of $4,726,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	655,210	1,226,968
Realized Net Gain (Loss)	180,074	1,023,246
Change in Unrealized Appreciation (Depreciation)	1,778,592	(1,833,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,613,876	416,631
Distributions
Net Investment Income
Investor Shares	(186,034)	(363,028)
Admiral Shares	(456,216)	(866,602)
Realized Capital Gain[1]
Investor Shares	(287,415)	(212,146)
Admiral Shares	(695,063)	(484,421)
Total Distributions	(1,624,728)	(1,926,197)
Capital Share Transactions
Investor Shares	948,090	234,117
Admiral Shares	2,098,531	1,989,823
Net Increase (Decrease) from Capital Share Transactions	3,046,621	2,223,940
Total Increase (Decrease)	4,035,769	714,374
Net Assets
Beginning of Period	39,699,895	38,985,521
End of Period[2]	43,735,664	39,699,895
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $24,043,000 and $35,445,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,897,000 and ($2,266,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$24.71	$25.65	$24.82	$24.47	$21.82	$21.60
Investment Operations
Net Investment Income	.391	.760	.811	.752	.787	.819
Net Realized and Unrealized Gain (Loss)
on Investments	1.172	(.487)	1.491	.688	2.648	.224
Total from Investment Operations	1.563	.273	2.302	1.440	3.435	1.043
Distributions
Dividends from Net Investment Income	(. 384)	(.761)	(.793)	(.755)	(.785)	(. 823)
Distributions from Realized Capital Gains	(.609)	(.452)	(.679)	(.335)	—	—
Total Distributions	(.993)	(1.213)	(1.472)	(1.090)	(.785)	(.823)
Net Asset Value, End of Period	$25.28	$24.71	$25.65	$24.82	$24.47	$21.82

Total Return[1]	6.45%	1.03%	9.54%	6.02%	15.94%	4.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $12,856		$11,617	$11,830	$11,431	$11,916	$9,875
Ratio of Total Expenses to
Average Net Assets[2]	0.21%	0.23%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.14%	2.96%	3.19%	3.03%	3.39%	3.76%
Portfolio Turnover Rate [3]	41%	59%	109%	36%	33%	48%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.00%, 0.01%, and 0.01%.
3 Includes 17%, 18%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$59.87	$62.14	$60.12	$59.29	$52.86	$52.34
Investment Operations
Net Investment Income	.965	1.884	2.010	1.867	1.949	2.021
Net Realized and Unrealized Gain (Loss)
on Investments	2.836	(1.171)	3.623	1.646	6.425	.528
Total from Investment Operations	3.801	.713	5.633	3.513	8.374	2.549
Distributions
Dividends from Net Investment Income	(.946)	(1.888)	(1.967)	(1.871)	(1.944)	(2.029)
Distributions from Realized Capital Gains	(1.475)	(1.095)	(1.646)	(.812)	—	—
Total Distributions	(2.421)	(2.983)	(3.613)	(2.683)	(1.944)	(2.029)
Net Asset Value, End of Period	$61.25	$59.87	$62.14	$60.12	$59.29	$52.86

Total Return[1]	6.48%	1.11%	9.64%	6.06%	16.04%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $30,880		$28,083	$27,156	$22,705	$20,561	$13,197
Ratio of Total Expenses to
Average Net Assets[2]	0.15%	0.16%	0.18%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.20%	3.03%	3.26%	3.10%	3.46%	3.83%
Portfolio Turnover Rate [3]	41%	59%	109%	36%	33%	48%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.01%, 0.00%, 0.01%, and 0.01%.
3 Includes 17%, 18%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an

Wellesley Income Fund

illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2016, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets.

Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-

Wellesley Income Fund

party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counter-party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the six months ended March 31, 2016, the fund’s average amounts of investments in credit protection sold and credit protection purchased, represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At March 31, 2016, counterparties had deposited in segregated accounts securities with a value of $273,000 in connection with TBA transactions.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security

Wellesley Income Fund

pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and for the period ended March 31, 2016, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of

Wellesley Income Fund

the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2016, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $79,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2016, the fund had contributed to Vanguard capital in the amount of $3,720,000, representing 0.01% of the fund’s net assets and 1.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Wellesley Income Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,049,375	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,249,776	—
Corporate Bonds	—	18,768,179	—
Sovereign Bonds	—	706,631	—
Taxable Municipal Bonds	—	1,376,101	—
Common Stocks	15,354,500	851,145	—
Temporary Cash Investments	222,704	266,300	—
Futures Contracts—Assets[1]	1,484	—	—
Futures Contracts—Liabilities[1]	(2,475)	—	—
Swap Contracts—Liabilities	—	(112)	—
Total	15,576,213	28,267,395	—
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	1,484	—	1,484
Liabilities	(2,475)	(112)	(2,587)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2016, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(22,064)	—	(22,064)
Swap Contracts	—	(37)	(37)
Realized Net Gain (Loss) on Derivatives	(22,064)	(37)	(22,101)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	11,872	—	11,872
Swap Contracts	—	20	20
Change in Unrealized Appreciation (Depreciation) on Derivatives	11,872	20	11,892

Wellesley Income Fund

At March 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	June 2016	(10,859)	(1,315,721)	1,854
10-Year U.S. Treasury Note	June 2016	3,957	515,956	(716)
Ultra-Long U. S. Treasury Bond	June 2016	(94)	(16,218)	131
				1,269

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2016, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	355	(1.000)	(112)
DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2016, the fund realized net foreign currency losses of $1,760,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $37,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Wellesley Income Fund

At March 31, 2016, the cost of investment securities for tax purposes was $38,527,032,000. Net unrealized appreciation of investment securities for tax purposes was $5,317,679,000, consisting of unrealized gains of $5,626,955,000 on securities that had risen in value since their purchase and $309,276,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2016, the fund purchased $4,955,102,000 of investment securities and sold $2,228,672,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,896,058,000 and $6,154,766,000, respectively.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2016		September 30, 2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,666,514	67,173	2,790,645	108,693
Issued in Lieu of Cash Distributions	441,730	17,919	533,871	21,110
Redeemed	(1,160,154)	(46,683)	(3,090,399)	(120,906)
Net Increase (Decrease)—Investor Shares	948,090	38,409	234,117	8,897
Admiral Shares
Issued	2,845,225	47,333	4,879,493	78,584
Issued in Lieu of Cash Distributions	1,025,441	17,169	1,195,682	19,521
Redeemed	(1,772,135)	(29,441)	(4,085,352)	(65,999)
Net Increase (Decrease)—Admiral Shares	2,098,531	35,061	1,989,823	32,106

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2016, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2015	3/31/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.51	$1.08
Admiral Shares	1,000.00	1,064.75	0.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.06
Admiral Shares	1,000.00	1,024.25	0.76
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), HP Inc. (printer and personal computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at
President of The Vanguard Group, and of each of	New Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Independent Trustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and Other	appointments in the Department of Philosophy, School
Experience: Executive Chief Staff and Marketing	of Arts and Sciences, and at the Graduate School of
Officer for North America and Corporate Vice President	Education, University of Pennsylvania; Trustee of the
(retired 2008) of Xerox Corporation (document manage-	National Constitution Center; Chair of the Presidential
ment products and services); Executive in Residence	Commission for the Study of Bioethical Issues.
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director	JoAnn Heffernan Heisen
of SPX FLOW, Inc. (multi-industry manufacturing);	Born 1950. Trustee Since July 1998. Principal
Director of the United Way of Rochester, the University	Occupation(s) During the Past Five Years and
of Rochester Medical Center, Monroe Community	Other Experience: Corporate Vice President and
College Foundation, North Carolina A&T University,	Chief Global Diversity Officer (retired 2008) and
and Roberts Wesleyan College.	Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors	Heidi Stam
for Spruceview Capital Partners, and the Investment	Born 1956. Secretary Since July 2005. Principal
Advisory Committee of Major League Baseball; Board	Occupation(s) During the Past Five Years and Other
Member of TIFF Advisory Services, Inc., and Catholic	Experience: Managing Director of The Vanguard
Investment Services, Inc. (investment advisors).	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	James M. Norris
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	Thomas M. Rampulla
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante	Karin A. Risi
Chris D. McIsaac
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	Chairman Emeritus and Senior Advisor
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College and	Chief Executive Officer and President, 1996–2008
Chairman of its Finance and Enrollment Committee;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052016

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (11.5%)
U.S. Government Securities (9.7%)
	United States Treasury Note/Bond	1.500%	6/30/16	14,200	14,242
	United States Treasury Note/Bond	0.875%	9/15/16	53,400	53,508
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,225
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,085
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	10,988
	United States Treasury Note/Bond	0.500%	3/31/17	113,300	113,176
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	297,720
	United States Treasury Note/Bond	1.000%	9/15/17	553,000	555,334
	United States Treasury Note/Bond	0.750%	10/31/17	74,500	74,535
1	United States Treasury Note/Bond	1.375%	9/30/18	662,270	671,793
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	682,350
	United States Treasury Note/Bond	1.625%	6/30/20	258,195	263,400
	United States Treasury Note/Bond	2.000%	2/15/25	350,870	358,491
	United States Treasury Note/Bond	2.000%	8/15/25	54,605	55,663
	United States Treasury Note/Bond	2.250%	11/15/25	5,685	5,920
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	214,570
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	120,313
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	373,514
	United States Treasury Note/Bond	3.125%	8/15/44	36,035	39,886
	United States Treasury Note/Bond	2.500%	2/15/45	16,425	16,017
	United States Treasury Note/Bond	2.875%	8/15/45	60,715	63,884
					4,253,614
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,228
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	22,447
					74,675
Conventional Mortgage-Backed Securities (1.4%)
3,4	Fannie Mae Pool	2.500%	3/1/27–1/1/29	8,631	8,879
3,4,5	Fannie Mae Pool	3.500%	11/1/25–4/1/46	186,834	195,884
3,4	Fannie Mae Pool	4.500%	10/1/29–5/1/45	306,698	335,558
3,4	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	6	7
3,4	Freddie Mac Gold Pool	4.500%	4/1/25–4/1/46	58,333	64,165
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	62	70
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	4,846	5,479
					610,042
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,384
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,351
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,380
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	84,929
					111,044
Total U.S. Government and Agency Obligations (Cost $4,889,774)					5,049,375
Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
3	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,075
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	95,787
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	117,753
6	American Tower Trust I	1.551%	3/15/18	13,530	13,463
6	American Tower Trust I	3.070%	3/15/23	32,900	32,947

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6,7	Apidos CDO	2.120%	4/17/26	39,850	39,436
3,6,7	ARES CLO Ltd.	2.140%	4/17/26	39,670	39,363
3,6,7	Atlas Senior Loan Fund Ltd.	2.162%	10/15/26	12,360	12,277
3,6,7	Atlas Senior Loan Fund V Ltd.	2.170%	7/16/26	9,890	9,811
3,6,7	Babson CLO Ltd.	2.114%	7/20/25	4,555	4,497
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,146	11,195
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	5,845	5,878
3,6,7	Cent CLO	2.111%	7/27/26	13,260	13,023
3,6,7	Cent CLO 20 Ltd.	2.099%	1/25/26	40,000	39,443
3,6,7	Cent CLO 22 Ltd.	2.100%	11/7/26	30,200	29,240
3,6,7	CIFC Funding Ltd.	2.120%	4/18/25	38,255	38,084
3	COMM 2006-C7 Mortgage Trust	5.844%	6/10/46	1,927	1,926
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,870
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	7,374	7,399
3,6,7	Dryden Senior Loan Fund	1.970%	4/18/26	37,710	37,317
3,6	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	2,141	2,138
3,6	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,297
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,130
3,6	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,851
3,6,7	ING Investment Management Co.	2.120%	4/18/26	37,635	37,408
3	LB-UBS Commercial Mortgage Trust 2006-C4	5.856%	6/15/38	2,619	2,617
3,7	LB-UBS Commercial Mortgage Trust 2008-C1	6.084%	4/15/41	21,338	22,539
3,6,7	Limerock CLO	2.121%	4/18/26	43,000	42,406
3,6,7	Madison Park Funding XII Ltd.	2.070%	1/19/25	24,975	24,834
3,6,7	Madison Park Funding XIII Ltd.	2.124%	7/20/26	29,375	29,236
3,6	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	25,583
3,6	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,040
3,6	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	23,305	23,452
3,6,7	OZLM VI Ltd.	2.170%	4/17/26	30,910	30,809
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,705
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,696
6	SBA Tower Trust	2.898%	10/15/19	37,250	37,443
3,6,7	Seneca Park CLO Ltd.	2.100%	7/17/26	21,705	21,576
3,6,7	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	20,408
3,6,7	Shackleton CLO Ltd.	2.100%	7/17/26	20,985	20,714
3,6	Springleaf Funding Trust	2.410%	12/15/22	35,230	35,179
3,6	Springleaf Funding Trust	3.160%	11/15/24	43,060	42,527
3,6	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	18,516
3,6	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,479
3,6,7	Symphony CLO XIV Ltd.	2.104%	7/14/26	36,945	36,441
3,6,7	Thacher Park CLO Ltd.	2.094%	10/20/26	16,115	15,968
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,245
3	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	16,897	16,788
3	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	14,075	13,975
3,6,7	Voya CLO 2014-2 Ltd.	2.070%	7/17/26	5,905	5,853
3,6	Westlake Automobile Receivables Trust	0.970%	10/16/17	5,142	5,139
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,256,789)					1,249,776
Corporate Bonds (42.9%)
Finance (16.0%)
	Banking (12.4%)
	Abbey National Treasury Services plc	2.500%	3/14/19	79,400	80,164
	American Express Co.	5.500%	9/12/16	25,000	25,479
	American Express Co.	6.150%	8/28/17	35,000	37,264
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,096
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,233
	Bank of America Corp.	3.750%	7/12/16	23,000	23,169
	Bank of America Corp.	5.625%	10/14/16	22,500	23,025
	Bank of America Corp.	6.875%	4/25/18	32,000	35,143

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.650%	5/1/18	60,090	64,513
Bank of America Corp.	5.625%	7/1/20	28,825	32,388
Bank of America Corp.	5.875%	1/5/21	10,285	11,741
Bank of America Corp.	5.000%	5/13/21	35,910	39,859
Bank of America Corp.	3.300%	1/11/23	18,875	19,033
Bank of America Corp.	4.100%	7/24/23	47,670	50,217
Bank of America Corp.	4.125%	1/22/24	7,500	7,900
Bank of America Corp.	4.000%	1/22/25	26,225	26,276
Bank of America Corp.	6.110%	1/29/37	30,000	34,525
Bank of America Corp.	5.875%	2/7/42	8,770	10,629
Bank of America Corp.	5.000%	1/21/44	24,180	26,611
Bank of America Corp.	4.875%	4/1/44	7,820	8,519
Bank of Montreal	2.500%	1/11/17	71,580	72,408
Bank of Montreal	2.375%	1/25/19	29,000	29,590
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	55,013
Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	50,143
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	23,009
Bank of Nova Scotia	2.550%	1/12/17	31,000	31,365
Bank of Nova Scotia	2.450%	3/22/21	39,905	40,232
Bank of Nova Scotia	2.800%	7/21/21	58,100	59,702
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,163
Bank One Corp.	7.750%	7/15/25	25,000	31,581
6 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	38,573
6 Barclays Bank plc	6.050%	12/4/17	27,600	29,244
Barclays Bank plc	5.140%	10/14/20	7,935	8,501
BB&T Corp.	1.600%	8/15/17	19,775	19,829
BB&T Corp.	5.250%	11/1/19	19,000	20,795
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	16,320
BNP Paribas SA	2.400%	12/12/18	11,000	11,182
BNP Paribas SA	3.250%	3/3/23	6,750	6,948
BPCE SA	2.500%	12/10/18	15,570	15,844
BPCE SA	2.500%	7/15/19	42,100	42,817
BPCE SA	4.000%	4/15/24	25,885	27,603
6 BPCE SA	5.150%	7/21/24	37,185	37,985
Capital One Financial Corp.	4.750%	7/15/21	36,165	39,675
Capital One Financial Corp.	3.750%	4/24/24	60,945	62,736
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,328
Capital One Financial Corp.	4.200%	10/29/25	9,715	9,860
Citigroup Inc.	1.750%	5/1/18	13,000	12,999
Citigroup Inc.	2.500%	9/26/18	31,000	31,451
Citigroup Inc.	2.550%	4/8/19	30,000	30,444
Citigroup Inc.	2.500%	7/29/19	29,565	29,932
Citigroup Inc.	2.400%	2/18/20	87,550	87,805
Citigroup Inc.	4.500%	1/14/22	30,140	33,004
Citigroup Inc.	6.625%	6/15/32	9,000	10,542
Citigroup Inc.	8.125%	7/15/39	1,883	2,786
Citigroup Inc.	5.875%	1/30/42	7,460	8,976
Citigroup Inc.	4.950%	11/7/43	7,000	7,540
Citigroup Inc.	5.300%	5/6/44	15,745	16,475
Compass Bank	2.750%	9/29/19	12,250	12,181
Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	45,322
6 Credit Agricole SA	2.500%	4/15/19	45,420	46,164
Credit Suisse	1.750%	1/29/18	25,940	25,993
Credit Suisse	2.300%	5/28/19	18,975	19,142
Credit Suisse	5.300%	8/13/19	9,000	9,873
Credit Suisse	3.000%	10/29/21	53,710	54,675
Credit Suisse	3.625%	9/9/24	3,955	4,011
6 Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	24,924
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	45,568
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	55,190
Deutsche Bank AG	2.500%	2/13/19	44,000	44,594
Fifth Third Bank	2.875%	10/1/21	8,780	8,939
Fifth Third Bank	3.850%	3/15/26	29,295	30,048
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	25,939

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,306
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	23,916
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	26,981
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	12,000
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,014
Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,459
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	78,995
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,351
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,961
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,771
Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,152
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	24,206
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	28,656
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	44,282
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	20,806
Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	16,618
6 HSBC Bank plc	4.750%	1/19/21	42,960	47,368
HSBC Bank USA NA	5.875%	11/1/34	21,000	24,144
HSBC Holdings plc	3.400%	3/8/21	50,000	51,013
HSBC Holdings plc	4.000%	3/30/22	10,870	11,428
HSBC Holdings plc	7.625%	5/17/32	15,800	19,509
HSBC Holdings plc	6.500%	5/2/36	22,000	25,624
HSBC Holdings plc	6.100%	1/14/42	43,680	54,421
HSBC Holdings plc	5.250%	3/14/44	5,795	5,862
HSBC USA Inc.	1.625%	1/16/18	35,910	35,834
HSBC USA Inc.	2.350%	3/5/20	58,195	57,462
HSBC USA Inc.	3.500%	6/23/24	26,200	26,572
Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,344
Huntington National Bank	1.700%	2/26/18	15,000	14,888
Huntington National Bank	2.200%	4/1/19	17,850	17,809
Huntington National Bank	2.400%	4/1/20	36,530	36,186
6 ING Bank NV	3.750%	3/7/17	35,000	35,782
6 ING Bank NV	1.800%	3/16/18	51,425	51,597
JPMorgan Chase & Co.	2.000%	8/15/17	35,025	35,395
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	77,261
JPMorgan Chase & Co.	2.550%	3/1/21	26,000	26,191
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,507
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	36,372
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	20,147
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	23,308
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	36,493
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,902
JPMorgan Chase & Co.	3.900%	7/15/25	11,560	12,232
JPMorgan Chase & Co.	3.300%	4/1/26	26,730	26,773
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	25,241
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,581
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	85,279
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	19,394
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	15,477
JPMorgan Chase & Co.	4.950%	6/1/45	12,000	12,668
KeyBank NA	2.350%	3/8/19	30,000	30,245
6 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,171
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,444
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,547
Morgan Stanley	5.450%	1/9/17	15,000	15,489
Morgan Stanley	1.875%	1/5/18	9,470	9,502
Morgan Stanley	6.625%	4/1/18	25,000	27,297
Morgan Stanley	2.125%	4/25/18	104,400	105,134
Morgan Stanley	2.500%	1/24/19	43,200	43,962
Morgan Stanley	7.300%	5/13/19	53,955	62,152
Morgan Stanley	2.375%	7/23/19	35,000	35,360
Morgan Stanley	2.800%	6/16/20	23,000	23,429
Morgan Stanley	5.500%	7/24/20	15,000	16,857
Morgan Stanley	5.750%	1/25/21	13,900	15,865

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	3.875%	4/29/24	22,050	23,131
Morgan Stanley	4.000%	7/23/25	20,805	21,723
Morgan Stanley	7.250%	4/1/32	51,100	69,036
Morgan Stanley	4.300%	1/27/45	24,705	24,862
National City Bank	5.800%	6/7/17	50,000	52,442
6 Nationwide Building Society	2.350%	1/21/20	22,720	22,675
Northern Trust Corp.	3.450%	11/4/20	10,285	10,944
PNC Bank NA	5.250%	1/15/17	16,000	16,511
PNC Bank NA	3.300%	10/30/24	14,645	15,108
PNC Bank NA	2.950%	2/23/25	34,775	34,826
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	42,189
Royal Bank of Canada	2.500%	1/19/21	24,750	25,318
Santander Bank NA	2.000%	1/12/18	21,075	20,931
Santander Bank NA	8.750%	5/30/18	5,225	5,821
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,018
Santander Issuances SAU	5.179%	11/19/25	24,800	23,975
6 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,291
State Street Corp.	5.375%	4/30/17	55,500	58,006
SunTrust Banks Inc.	2.900%	3/3/21	34,300	34,818
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	57,929
Synchrony Financial	2.600%	1/15/19	17,915	17,957
Synchrony Financial	3.000%	8/15/19	8,570	8,690
Synchrony Financial	2.700%	2/3/20	12,580	12,471
6 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,887
6 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	54,100	54,189
US Bancorp	3.700%	1/30/24	39,005	42,278
Wachovia Corp.	5.750%	2/1/18	9,500	10,231
Wachovia Corp.	6.605%	10/1/25	15,000	18,072
Wells Fargo & Co.	5.625%	12/11/17	47,000	50,376
Wells Fargo & Co.	2.150%	1/30/20	46,920	47,331
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,604
Wells Fargo & Co.	4.600%	4/1/21	40,000	44,312
Wells Fargo & Co.	3.500%	3/8/22	54,840	58,432
Wells Fargo & Co.	3.450%	2/13/23	49,865	51,148
Wells Fargo & Co.	4.480%	1/16/24	34,444	37,382
Wells Fargo & Co.	3.000%	2/19/25	28,660	28,903
Wells Fargo & Co.	3.550%	9/29/25	27,170	28,370
Wells Fargo & Co.	4.100%	6/3/26	18,000	18,836
Wells Fargo & Co.	5.606%	1/15/44	28,551	32,825
Wells Fargo & Co.	4.650%	11/4/44	20,735	21,295
Wells Fargo & Co.	4.900%	11/17/45	16,060	17,239
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,415

Finance Companies (0.8%)
6 GE Capital International Funding Co.	2.342%	11/15/20	58,112	59,498
6 GE Capital International Funding Co.	3.373%	11/15/25	59,548	63,382
6 GE Capital International Funding Co.	4.418%	11/15/35	201,814	218,906
Insurance (2.3%)
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	15,603
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	16,920
ACE INA Holdings Inc.	2.300%	11/3/20	5,235	5,331
ACE INA Holdings Inc.	3.350%	5/15/24	20,340	21,205
ACE INA Holdings Inc.	3.350%	5/3/26	12,280	12,791
ACE INA Holdings Inc.	4.350%	11/3/45	24,795	26,921
Aetna Inc.	1.750%	5/15/17	2,966	2,981
Anthem Inc.	2.300%	7/15/18	12,045	12,177
Anthem Inc.	3.700%	8/15/21	25,635	26,971
Anthem Inc.	3.125%	5/15/22	30,450	30,626
Anthem Inc.	3.300%	1/15/23	20,000	20,204
Anthem Inc.	4.650%	8/15/44	8,832	8,748
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	34,860
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	36,769

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	24,244
Cigna Corp.	3.250%	4/15/25	43,165	42,928
CNA Financial Corp.	3.950%	5/15/24	4,335	4,272
6 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,597
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,025
6 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,209
6 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,466
Loews Corp.	2.625%	5/15/23	14,100	13,896
6 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,603
6 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,457
MetLife Inc.	1.903%	12/15/17	7,340	7,392
MetLife Inc.	3.600%	4/10/24	28,000	28,925
MetLife Inc.	4.125%	8/13/42	5,300	5,065
MetLife Inc.	4.875%	11/13/43	17,500	18,671
6 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,583
6 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,421
6 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	31,963
6 New York Life Global Funding	1.650%	5/15/17	53,000	53,365
6 New York Life Insurance Co.	5.875%	5/15/33	44,785	53,440
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,557
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,137
6 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,207
6 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	12,813
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,440
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,640
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	23,888
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,349
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,428
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,277
UnitedHealth Group Inc.	4.625%	7/15/35	31,295	34,885
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	27,329
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	40,019
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	32,633
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	21,839
Other Finance (0.1%)
6 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,404

Real Estate Investment Trusts (0.4%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,114
Duke Realty LP	6.500%	1/15/18	4,819	5,183
HCP Inc.	6.000%	1/30/17	20,000	20,689
Liberty Property LP	6.625%	10/1/17	10,096	10,801
Realty Income Corp.	5.950%	9/15/16	9,940	10,140
Realty Income Corp.	5.750%	1/15/21	8,675	9,828
Simon Property Group LP	4.375%	3/1/21	22,000	24,213
Simon Property Group LP	4.125%	12/1/21	12,946	14,177
Simon Property Group LP	3.300%	1/15/26	23,500	24,354
6 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,633
6 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,831
				6,996,759
Industrial (23.7%)
Basic Industry (0.5%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,275	39,341
CF Industries Inc.	5.375%	3/15/44	28,635	26,473
LyondellBasell Industries NV	4.625%	2/26/55	28,625	25,450
Monsanto Co.	4.700%	7/15/64	7,025	6,065
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	15,157
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	9,450	9,797
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,218
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	37,769
Rio Tinto Finance USA plc	2.250%	12/14/18	23,950	23,903
Rio Tinto Finance USA plc	3.500%	3/22/22	11,445	11,479

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital Goods (2.0%)
3M Co.	6.375%	2/15/28	20,825	28,116
6 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,098
6 BAE Systems Holdings Inc.	3.850%	12/15/25	9,120	9,372
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,066
Caterpillar Inc.	3.900%	5/27/21	32,880	36,036
Caterpillar Inc.	2.600%	6/26/22	9,575	9,690
Caterpillar Inc.	3.400%	5/15/24	19,475	20,431
Caterpillar Inc.	5.200%	5/27/41	19,770	22,817
Caterpillar Inc.	3.803%	8/15/42	20,469	19,811
Caterpillar Inc.	4.300%	5/15/44	7,885	8,226
Deere & Co.	4.375%	10/16/19	13,090	14,450
Eaton Corp.	5.300%	3/15/17	20,000	20,753
Eaton Corp.	6.500%	6/1/25	10,000	12,156
General Dynamics Corp.	3.875%	7/15/21	9,950	10,776
General Electric Capital Corp.	5.300%	2/11/21	1,806	2,094
General Electric Capital Corp.	4.650%	10/17/21	18,610	21,243
General Electric Capital Corp.	3.150%	9/7/22	16,706	17,868
General Electric Capital Corp.	3.100%	1/9/23	6,094	6,464
General Electric Capital Corp.	6.750%	3/15/32	9,962	13,595
General Electric Capital Corp.	6.150%	8/7/37	13,205	17,757
General Electric Capital Corp.	5.875%	1/14/38	27,573	35,747
General Electric Capital Corp.	6.875%	1/10/39	9,904	14,301
General Electric Co.	2.700%	10/9/22	14,000	14,560
General Electric Co.	4.125%	10/9/42	7,940	8,340
General Electric Co.	4.500%	3/11/44	8,725	9,752
Honeywell International Inc.	4.250%	3/1/21	29,484	32,992
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	46,173
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,470
John Deere Capital Corp.	2.800%	1/27/23	8,000	8,084
John Deere Capital Corp.	3.350%	6/12/24	9,000	9,386
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,737
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,633
Lockheed Martin Corp.	2.900%	3/1/25	26,840	27,282
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,223
Lockheed Martin Corp.	4.700%	5/15/46	16,650	18,613
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	15,635
Raytheon Co.	3.125%	10/15/20	10,000	10,668
6 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	46,980
6 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	25,650	26,684
6 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	43,844
United Technologies Corp.	4.500%	4/15/20	24,170	26,733
United Technologies Corp.	3.100%	6/1/22	10,095	10,669
United Technologies Corp.	4.500%	6/1/42	38,885	42,144
Communication (4.1%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,129
21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,235
America Movil SAB de CV	3.125%	7/16/22	66,820	68,470
America Movil SAB de CV	6.125%	3/30/40	10,000	11,700
America Movil SAB de CV	4.375%	7/16/42	17,680	17,152
American Tower Corp.	3.450%	9/15/21	23,985	24,438
American Tower Corp.	4.700%	3/15/22	2,905	3,147
AT&T Inc.	2.950%	5/15/16	40,093	40,192
AT&T Inc.	1.400%	12/1/17	15,595	15,609
AT&T Inc.	1.750%	1/15/18	21,060	21,143
AT&T Inc.	2.300%	3/11/19	20,145	20,576
AT&T Inc.	5.200%	3/15/20	10,125	11,246
AT&T Inc.	4.600%	2/15/21	4,900	5,363
AT&T Inc.	5.000%	3/1/21	10,000	11,142
AT&T Inc.	3.875%	8/15/21	20,000	21,257
AT&T Inc.	6.500%	9/1/37	24,600	29,157
CBS Corp.	4.300%	2/15/21	22,710	24,364
Comcast Corp.	3.600%	3/1/24	15,490	16,785

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	3.150%	3/1/26	15,280	15,900
Comcast Corp.	4.250%	1/15/33	15,060	15,969
Comcast Corp.	4.200%	8/15/34	18,620	19,670
Comcast Corp.	4.400%	8/15/35	22,290	24,171
Comcast Corp.	6.450%	3/15/37	20,000	26,526
Comcast Corp.	6.950%	8/15/37	45,000	63,043
Comcast Corp.	4.650%	7/15/42	7,260	7,946
Comcast Corp.	4.500%	1/15/43	20,000	21,424
Comcast Corp.	4.750%	3/1/44	16,635	18,747
Comcast Corp.	4.600%	8/15/45	26,430	29,246
6 COX Communications Inc.	5.875%	12/1/16	40,000	41,143
6 Cox Communications Inc.	4.800%	2/1/35	58,525	51,315
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	44,642
Discovery Communications LLC	5.625%	8/15/19	7,635	8,324
Discovery Communications LLC	5.050%	6/1/20	13,365	14,292
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,204
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,400
Grupo Televisa SAB	6.125%	1/31/46	13,475	14,386
6 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,311
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	29,745
6 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,546
6 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	85,344
NBCUniversal Media LLC	4.375%	4/1/21	26,000	29,114
Omnicom Group Inc.	3.600%	4/15/26	22,925	23,467
Orange SA	9.000%	3/1/31	46,900	71,574
6 SBA Tower Trust	2.933%	12/15/17	28,850	28,741
6 Sky plc	2.625%	9/16/19	30,550	30,855
6 Sky plc	3.125%	11/26/22	7,000	7,037
6 Sky plc	3.750%	9/16/24	35,911	37,128
Time Warner Cable Inc.	5.850%	5/1/17	70,000	73,015
Time Warner Cable Inc.	8.750%	2/14/19	915	1,073
Time Warner Cable Inc.	8.250%	4/1/19	11,944	13,902
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	4,110
Time Warner Inc.	4.750%	3/29/21	13,000	14,414
Time Warner Inc.	6.250%	3/29/41	8,000	9,265
Verizon Communications Inc.	3.450%	3/15/21	15,585	16,530
Verizon Communications Inc.	3.500%	11/1/21	78,905	83,827
Verizon Communications Inc.	6.400%	9/15/33	62,160	76,489
Verizon Communications Inc.	6.400%	2/15/38	23,000	27,837
Verizon Communications Inc.	4.750%	11/1/41	28,730	29,587
Verizon Communications Inc.	6.550%	9/15/43	71,200	93,509
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,190
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,631
Viacom Inc.	6.250%	4/30/16	7,952	7,980
Viacom Inc.	5.625%	9/15/19	10,000	10,942
Vodafone Group plc	1.250%	9/26/17	37,000	36,906
Vodafone Group plc	5.450%	6/10/19	26,000	28,716
Walt Disney Co.	4.125%	6/1/44	18,320	19,637
Consumer Cyclical (3.0%)
Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,586
Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,078
Amazon.com Inc.	2.500%	11/29/22	31,600	32,261
Amazon.com Inc.	4.800%	12/5/34	55,880	62,493
Amazon.com Inc.	4.950%	12/5/44	20,180	23,089
6 American Honda Finance Corp.	1.500%	9/11/17	15,750	15,807
6 American Honda Finance Corp.	1.600%	2/16/18	14,340	14,423
American Honda Finance Corp.	2.125%	10/10/18	29,535	30,073
AutoZone Inc.	4.000%	11/15/20	25,000	26,656
AutoZone Inc.	3.700%	4/15/22	12,752	13,326
AutoZone Inc.	3.125%	7/15/23	22,000	22,220
CVS Health Corp.	5.750%	6/1/17	7,534	7,940
CVS Health Corp.	2.750%	12/1/22	20,000	20,576
CVS Health Corp.	4.875%	7/20/35	36,405	40,599

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CVS Health Corp.	5.125%	7/20/45	42,460	49,190
3,6	CVS Pass-Through Trust	5.926%	1/10/34	14,774	16,342
6	Daimler Finance North America LLC	2.625%	9/15/16	30,000	30,190
6	Daimler Finance North America LLC	2.250%	7/31/19	58,255	59,091
6	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,282
6	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,497
	eBay Inc.	1.350%	7/15/17	10,960	10,944
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	57,064
	Ford Motor Credit Co. LLC	3.157%	8/4/20	31,000	31,638
6	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,306
	Home Depot Inc.	4.400%	4/1/21	12,300	13,788
	Home Depot Inc.	2.700%	4/1/23	24,715	25,640
	Home Depot Inc.	4.400%	3/15/45	22,390	24,899
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,390
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,705
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,719
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	13,099
	McDonald's Corp.	3.500%	7/15/20	21,760	23,211
	McDonald's Corp.	2.625%	1/15/22	10,175	10,525
	McDonald's Corp.	3.250%	6/10/24	4,400	4,570
6	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,567
6	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,418
6	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,488
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,969
	Target Corp.	5.375%	5/1/17	5,000	5,239
	Target Corp.	6.000%	1/15/18	16,500	17,960
	Target Corp.	2.900%	1/15/22	11,850	12,542
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,256
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,186
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,223
6	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,760
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	81,872
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,816
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,835
	Wal-Mart Stores Inc.	2.550%	4/11/23	44,450	45,629
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	68,033
	Wal-Mart Stores Inc.	4.750%	10/2/43	20,300	23,954
	Wal-Mart Stores Inc.	4.300%	4/22/44	16,995	18,984
	Consumer Noncyclical (8.1%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,643
	Actavis Funding SCS	3.000%	3/12/20	15,075	15,502
	Actavis Funding SCS	3.450%	3/15/22	26,770	27,700
	Actavis Funding SCS	4.850%	6/15/44	14,075	14,947
	Altria Group Inc.	4.750%	5/5/21	40,806	46,287
	Altria Group Inc.	2.850%	8/9/22	1,835	1,903
	Altria Group Inc.	4.500%	5/2/43	15,940	17,137
	Amgen Inc.	3.625%	5/22/24	38,185	40,287
	Amgen Inc.	5.150%	11/15/41	27,515	30,345
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	65,623
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	59,914
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	130,310	141,005
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	117,975	132,128
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	7,731
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,788
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	91,657
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	885
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,915
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	18,096
	AstraZeneca plc	5.900%	9/15/17	50,000	53,359
	AstraZeneca plc	1.950%	9/18/19	12,435	12,539
	AstraZeneca plc	2.375%	11/16/20	37,225	37,945
	AstraZeneca plc	3.375%	11/16/25	27,755	28,733
	AstraZeneca plc	4.375%	11/16/45	25,305	26,937

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,6,7	Avery Point IV CLO Ltd.	2.139%	4/25/26	36,540	36,433
6	BAT International Finance plc	2.750%	6/15/20	17,600	18,111
6	BAT International Finance plc	3.250%	6/7/22	50,880	53,421
6	BAT International Finance plc	3.500%	6/15/22	7,440	7,915
6	BAT International Finance plc	3.950%	6/15/25	15,000	16,376
6	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,304
6	Bayer US Finance LLC	3.000%	10/8/21	38,730	40,513
6	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,934
	Becton Dickinson & Co.	1.750%	11/8/16	19,145	19,217
	Bestfoods	6.625%	4/15/28	25,000	33,939
	Biogen Inc.	2.900%	9/15/20	17,465	17,987
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	17,769
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,408
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,466
	Cardinal Health Inc.	3.200%	3/15/23	11,650	11,934
	Cardinal Health Inc.	3.500%	11/15/24	20,020	20,850
	Cardinal Health Inc.	4.500%	11/15/44	23,250	23,659
6	Cargill Inc.	6.000%	11/27/17	7,000	7,522
6	Cargill Inc.	4.760%	11/23/45	83,304	90,552
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,939
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	21,930	21,593
	Celgene Corp.	2.250%	5/15/19	5,145	5,222
	Celgene Corp.	3.550%	8/15/22	15,160	15,908
	Celgene Corp.	3.625%	5/15/24	11,980	12,384
	Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,006
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,854
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,326
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,709
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,924
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,641
	Diageo Capital plc	5.500%	9/30/16	11,066	11,314
	Diageo Capital plc	2.625%	4/29/23	42,580	43,224
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,885
	Dignity Health California GO	2.637%	11/1/19	4,480	4,587
	Dignity Health California GO	3.812%	11/1/24	9,060	9,584
	Eli Lilly & Co.	3.700%	3/1/45	20,040	20,357
6	EMD Finance LLC	2.400%	3/19/20	1,100	1,090
6	EMD Finance LLC	2.950%	3/19/22	19,640	20,049
6	EMD Finance LLC	3.250%	3/19/25	39,545	39,451
	Express Scripts Holding Co.	2.650%	2/15/17	55,051	55,744
	Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,133
6	Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,820
6	Forest Laboratories LLC	5.000%	12/15/21	23,725	26,305
	General Mills Inc.	5.650%	2/15/19	6,850	7,617
7	General Mills Inc.	6.390%	2/5/23	50,000	58,254
	Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,701
	Gilead Sciences Inc.	3.700%	4/1/24	21,420	22,980
	Gilead Sciences Inc.	3.500%	2/1/25	28,575	30,172
	Gilead Sciences Inc.	4.500%	2/1/45	50,807	53,679
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	26,571
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	19,029
	GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	54,006
6	Grupo Bimbo SAB de CV	3.875%	6/27/24	6,070	6,114
6	Imperial Tobacco Finance plc	3.750%	7/21/22	29,995	31,284
	Johnson & Johnson	6.730%	11/15/23	15,000	19,565
	Johnson & Johnson	2.450%	3/1/26	78,000	78,062
	Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	20,697
	Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	14,295
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	27,675
	Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,191
6	Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	8,142
	Kroger Co.	2.200%	1/15/17	22,780	22,957
	Kroger Co.	3.300%	1/15/21	13,605	14,368
	Kroger Co.	3.850%	8/1/23	5,055	5,442

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Mayo Clinic	4.128%	11/15/52	11,465	11,854
McKesson Corp.	2.700%	12/15/22	7,010	6,971
McKesson Corp.	2.850%	3/15/23	6,840	6,810
McKesson Corp.	3.796%	3/15/24	9,525	9,947
Medtronic Inc.	1.375%	4/1/18	16,225	16,324
Medtronic Inc.	2.500%	3/15/20	25,335	26,252
Medtronic Inc.	3.150%	3/15/22	46,380	49,086
Medtronic Inc.	3.625%	3/15/24	7,510	8,042
Medtronic Inc.	3.500%	3/15/25	62,791	66,908
Medtronic Inc.	4.375%	3/15/35	23,470	25,376
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,430	10,630
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,423
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,552
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,880
Merck & Co. Inc.	2.350%	2/10/22	24,825	25,274
Merck & Co. Inc.	2.800%	5/18/23	15,650	16,296
Merck & Co. Inc.	2.750%	2/10/25	38,000	38,929
Merck & Co. Inc.	4.150%	5/18/43	28,405	30,933
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,085
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,340
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	5,982
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	23,044
Novartis Capital Corp.	3.400%	5/6/24	13,425	14,405
Novartis Capital Corp.	4.400%	5/6/44	21,485	24,584
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,120
PepsiCo Inc.	3.125%	11/1/20	48,610	51,621
PepsiCo Inc.	4.000%	3/5/42	35,200	36,170
Pfizer Inc.	6.200%	3/15/19	28,600	32,528
Pfizer Inc.	3.000%	6/15/23	25,440	26,837
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,679
Philip Morris International Inc.	1.875%	2/25/21	43,455	43,687
Philip Morris International Inc.	4.125%	5/17/21	15,705	17,433
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,628
Philip Morris International Inc.	2.625%	3/6/23	23,000	23,578
Philip Morris International Inc.	3.875%	8/21/42	22,785	22,465
Philip Morris International Inc.	4.250%	11/10/44	15,000	15,843
3 Procter & Gamble - Esop	9.360%	1/1/21	12,455	14,954
Procter & Gamble Co.	6.450%	1/15/26	25,000	33,260
Procter & Gamble Co.	5.550%	3/5/37	25,000	33,083
6 Roche Holdings Inc.	6.000%	3/1/19	8,957	10,126
6 Roche Holdings Inc.	2.875%	9/29/21	26,150	27,401
6 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,240
6 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,574
6 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	6,320
6 SABMiller plc	6.500%	7/15/18	30,000	32,941
Sanofi	4.000%	3/29/21	36,275	39,898
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,016
Unilever Capital Corp.	4.250%	2/10/21	78,185	87,442
Wyeth LLC	5.950%	4/1/37	15,000	19,275
Energy (3.6%)
6 BG Energy Capital plc	2.875%	10/15/16	26,655	26,830
6 BG Energy Capital plc	4.000%	10/15/21	34,720	35,298
BP Capital Markets plc	2.248%	11/1/16	34,545	34,752
BP Capital Markets plc	4.750%	3/10/19	18,140	19,574
BP Capital Markets plc	2.315%	2/13/20	3,760	3,797
BP Capital Markets plc	4.500%	10/1/20	28,000	30,637
BP Capital Markets plc	4.742%	3/11/21	10,000	11,093
BP Capital Markets plc	3.062%	3/17/22	35,770	36,318
BP Capital Markets plc	3.245%	5/6/22	10,000	10,247
BP Capital Markets plc	2.500%	11/6/22	8,000	7,856
BP Capital Markets plc	3.994%	9/26/23	13,130	13,853
BP Capital Markets plc	3.814%	2/10/24	24,850	25,846
BP Capital Markets plc	3.506%	3/17/25	41,710	42,335

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	2.355%	12/5/22	6,000	5,991
Chevron Corp.	3.191%	6/24/23	69,750	71,930
ConocoPhillips	5.750%	2/1/19	6,365	6,907
ConocoPhillips	6.000%	1/15/20	3,115	3,464
ConocoPhillips	7.000%	3/30/29	11,500	12,657
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	15,330
ConocoPhillips Co.	4.200%	3/15/21	17,925	18,721
ConocoPhillips Co.	2.875%	11/15/21	21,951	21,542
ConocoPhillips Co.	3.350%	11/15/24	10,275	9,821
ConocoPhillips Co.	3.350%	5/15/25	24,815	23,848
ConocoPhillips Co.	4.950%	3/15/26	10,000	10,389
ConocoPhillips Co.	4.300%	11/15/44	48,640	41,827
Devon Energy Corp.	3.250%	5/15/22	15,905	13,440
Devon Energy Corp.	5.850%	12/15/25	23,770	22,866
Devon Energy Corp.	5.600%	7/15/41	8,690	6,870
Devon Energy Corp.	5.000%	6/15/45	18,245	13,709
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,309
Encana Corp.	6.500%	5/15/19	24,150	24,090
Encana Corp.	6.500%	8/15/34	9,015	7,663
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	4,794
EOG Resources Inc.	5.625%	6/1/19	16,285	17,772
EOG Resources Inc.	2.625%	3/15/23	13,150	12,461
Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,968
Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,881
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,495
Exxon Mobil Corp.	4.114%	3/1/46	10,845	11,428
Halliburton Co.	2.700%	11/15/20	11,615	11,781
Halliburton Co.	3.375%	11/15/22	19,905	20,300
Halliburton Co.	3.500%	8/1/23	67,975	68,494
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,670
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,101
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	33,958
Occidental Petroleum Corp.	4.400%	4/15/46	35,145	35,255
Phillips 66	4.300%	4/1/22	23,325	24,857
Phillips 66	4.875%	11/15/44	8,855	8,873
6 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	25,835
6 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,111
Shell International Finance BV	4.375%	3/25/20	16,000	17,403
Shell International Finance BV	2.250%	11/10/20	49,900	50,545
Shell International Finance BV	3.250%	5/11/25	28,680	28,835
Shell International Finance BV	4.125%	5/11/35	38,475	39,522
Shell International Finance BV	5.500%	3/25/40	10,795	12,229
Shell International Finance BV	4.375%	5/11/45	68,950	69,218
Suncor Energy Inc.	6.100%	6/1/18	4,025	4,294
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,246
Suncor Energy Inc.	5.950%	12/1/34	13,000	13,413
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	25,545
Texaco Capital Inc.	8.625%	4/1/32	25,000	36,809
Total Capital International SA	1.550%	6/28/17	38,435	38,523
Total Capital International SA	2.700%	1/25/23	32,714	32,611
Total Capital International SA	3.750%	4/10/24	50,000	52,468
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,018
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	19,968
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	61,353
Other Industrial (0.1%)
6 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,469
6 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	19,979
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	26,138
Technology (1.7%)
Apple Inc.	2.850%	5/6/21	34,300	35,973
Apple Inc.	2.850%	2/23/23	43,845	45,426
Apple Inc.	3.450%	5/6/24	31,140	33,174
Apple Inc.	3.850%	5/4/43	15,275	14,846

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	4.450%	5/6/44	4,035	4,261
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,717
Cisco Systems Inc.	2.200%	2/28/21	78,505	80,154
Cisco Systems Inc.	2.900%	3/4/21	10,700	11,266
EMC Corp.	1.875%	6/1/18	42,815	41,882
Intel Corp.	3.300%	10/1/21	10,000	10,742
International Business Machines Corp.	5.700%	9/14/17	41,710	44,543
International Business Machines Corp.	3.375%	8/1/23	61,300	65,074
International Business Machines Corp.	3.625%	2/12/24	22,800	24,465
International Business Machines Corp.	7.000%	10/30/25	25,000	33,237
Microsoft Corp.	3.000%	10/1/20	10,000	10,739
Microsoft Corp.	2.375%	2/12/22	19,865	20,440
Microsoft Corp.	3.625%	12/15/23	13,500	14,794
Microsoft Corp.	2.700%	2/12/25	23,890	24,361
Microsoft Corp.	3.125%	11/3/25	26,300	27,576
Microsoft Corp.	4.500%	10/1/40	18,210	19,950
Microsoft Corp.	4.450%	11/3/45	61,885	68,160
Oracle Corp.	5.000%	7/8/19	35,000	39,236
Oracle Corp.	2.500%	5/15/22	38,860	39,633
Oracle Corp.	2.950%	5/15/25	11,300	11,563
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,629
6 ERAC USA Finance LLC	6.375%	10/15/17	36,290	38,767
6 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,190
6 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,160
6 ERAC USA Finance LLC	3.300%	10/15/22	745	765
6 ERAC USA Finance LLC	7.000%	10/15/37	3,775	4,845
6 ERAC USA Finance LLC	5.625%	3/15/42	31,000	34,964
FedEx Corp.	2.700%	4/15/23	15,810	15,829
FedEx Corp.	4.900%	1/15/34	15,540	16,829
FedEx Corp.	3.875%	8/1/42	4,505	4,197
FedEx Corp.	5.100%	1/15/44	26,055	29,001
FedEx Corp.	4.550%	4/1/46	14,460	14,841
6 Kansas City Southern	4.950%	8/15/45	32,290	32,989
Ryder System Inc.	2.500%	3/1/18	32,000	32,312
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,772
United Parcel Service Inc.	4.875%	11/15/40	14,810	17,709
				10,367,597
Utilities (3.2%)
Electric (3.1%)
Alabama Power Co.	5.550%	2/1/17	11,765	12,220
Alabama Power Co.	3.750%	3/1/45	20,255	19,864
Ameren Illinois Co.	2.700%	9/1/22	58,000	59,129
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,342
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,849
Berkshire Hathaway Energy Co.	6.500%	9/15/37	35,000	45,649
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,463
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	11,898
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	64,201
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	33,569
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	10,139
Dominion Resources Inc.	4.450%	3/15/21	30,000	32,414
Dominion Resources Inc.	3.625%	12/1/24	23,850	24,211
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	22,437
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	12,098
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	6,820
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,386
Duke Energy Corp.	2.150%	11/15/16	35,000	35,170
Duke Energy Corp.	1.625%	8/15/17	34,840	34,896
Duke Energy Corp.	4.800%	12/15/45	37,600	40,004
Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,676
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,209
Duke Energy Progress LLC	4.200%	8/15/45	42,055	44,773

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Eversource Energy	4.500%	11/15/19	1,880	2,033
	Eversource Energy	3.150%	1/15/25	6,775	6,785
	Florida Power & Light Co.	6.200%	6/1/36	22,452	29,608
	Florida Power & Light Co.	5.250%	2/1/41	29,745	36,904
	Florida Power & Light Co.	4.125%	2/1/42	20,000	21,505
	Georgia Power Co.	5.700%	6/1/17	50,000	52,523
	Georgia Power Co.	5.950%	2/1/39	11,500	13,991
	Georgia Power Co.	4.300%	3/15/42	25,835	26,567
	MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,518
	MidAmerican Energy Co.	4.250%	5/1/46	13,105	14,080
	Mississippi Power Co.	4.250%	3/15/42	20,000	15,400
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,226
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	32,508
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	30,840
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,411
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	15,067
	Oncor Electric Delivery Co. LLC	2.950%	4/1/25	4,561	4,507
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	12,979
	Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,025	1,060
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,135
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,762
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	33,849
	PacifiCorp	2.950%	6/1/23	14,835	15,298
	PacifiCorp	5.750%	4/1/37	11,135	13,810
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,803
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	13,089
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,586
	Progress Energy Inc.	3.150%	4/1/22	20,800	21,095
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,662
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	21,619
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	30,339
	South Carolina Electric & Gas Co.	5.100%	6/1/65	19,550	22,114
	Southern California Edison Co.	5.500%	8/15/18	31,730	34,853
	Southern California Edison Co.	3.875%	6/1/21	24,860	27,042
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,369
	Southern California Edison Co.	4.500%	9/1/40	5,150	5,615
	Southern California Edison Co.	3.600%	2/1/45	8,160	7,986
	Tampa Electric Co.	2.600%	9/15/22	20,205	20,192
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	53,342
	Virginia Electric & Power Co.	6.000%	5/15/37	4,000	5,072
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	17,489
	Natural Gas (0.1%)
	NiSource Finance Corp.	6.400%	3/15/18	19,895	21,618
	NiSource Finance Corp.	4.800%	2/15/44	8,500	9,155
					1,403,823
Total Corporate Bonds (Cost $17,756,728)					18,768,179
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
6	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	10,000	10,217
6	CDP Financial Inc.	4.400%	11/25/19	22,000	24,275
6	Electricite de France SA	4.600%	1/27/20	31,972	34,744
6	Electricite de France SA	4.875%	1/22/44	2,910	2,907
6	Electricite de France SA	4.950%	10/13/45	12,500	12,892
3,6	Electricite de France SA	5.250%	1/29/49	17,185	15,724
3,6	Electricite de France SA	5.625%	12/29/49	30,800	28,182
	Korea Development Bank	2.875%	8/22/18	32,285	33,189
	Korea Development Bank	2.500%	3/11/20	62,550	63,931
6	Petroleos Mexicanos	5.500%	2/4/19	10,825	11,317
	Province of New Brunswick	5.200%	2/21/17	30,000	31,108
	Province of Ontario	4.400%	4/14/20	48,000	53,257
6	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,895
6	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	51,240
6	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,413

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	3.125%	8/17/17	33,000	33,718
Statoil ASA	5.250%	4/15/19	8,895	9,737
Statoil ASA	2.250%	11/8/19	16,095	16,354
Statoil ASA	2.900%	11/8/20	22,450	23,069
Statoil ASA	2.750%	11/10/21	31,091	31,454
Statoil ASA	2.450%	1/17/23	10,840	10,521
Statoil ASA	2.650%	1/15/24	10,105	9,833
Statoil ASA	3.700%	3/1/24	20,035	20,871
Statoil ASA	3.250%	11/10/24	22,425	22,760
6 Temasek Financial I Ltd.	2.375%	1/23/23	39,070	39,388
United Mexican States	3.500%	1/21/21	11,250	11,609
United Mexican States	3.600%	1/30/25	9,855	10,026
Total Sovereign Bonds (Cost $688,535)				706,631
Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,860	47,958
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	22,775	33,490
California GO	5.700%	11/1/21	15,655	18,744
California GO	7.550%	4/1/39	45,525	69,534
California GO	7.300%	10/1/39	4,460	6,526
California GO	7.625%	3/1/40	2,345	3,586
California GO	7.600%	11/1/40	47,525	73,614
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,396
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,576
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	17,654
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	12,640	15,113
Chicago Transit Authority	6.899%	12/1/40	22,445	26,837
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	31,078
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	8,193
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	82,646
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	37,016	45,817
Houston TX GO	6.290%	3/1/32	21,830	27,195
Illinois GO	5.100%	6/1/33	50,105	46,945
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	21,572
Kansas Development Finance Authority Revenue	4.927%	4/15/45	47,000	49,893
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	19,316
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	40,648
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	37,863
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,784
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	15,609
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,971
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	43,381
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,903
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,012
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	17,462
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,789
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,716
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	22,533
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	37,005
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	46,078

15

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	19,145
8 Oregon School Boards Association GO	4.759%	6/30/28	15,000	17,030
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	12,192
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,125
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	60,587
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	12,084
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	68,000
Princeton University New Jersey GO	5.700%	3/1/39	13,020	17,806
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	8,251
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	15,079
University of California	3.931%	5/15/45	18,275	18,594
University of California Regents General Revenue	4.601%	5/15/31	19,390	21,664
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	21,960
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	28,417
University of California Revenue	5.770%	5/15/43	23,675	30,401
University of California Revenue	4.765%	5/15/44	4,740	4,943
Utah GO	3.289%	7/1/20	21,900	23,624
9 Wisconsin GO	5.700%	5/1/26	9,000	10,762
Total Taxable Municipal Bonds (Cost $1,179,040)				1,376,101

			Shares
Common Stocks (37.0%)
Consumer Discretionary (1.0%)
McDonald's Corp.			2,619,530	329,222
Thomson Reuters Corp.			3,362,640	136,120
				465,342
Consumer Staples (4.9%)
Kraft Heinz Co.			5,166,186	405,856
Coca-Cola Co.			7,153,720	331,861
British American Tobacco plc			5,461,605	319,376
Philip Morris International Inc.			2,721,370	266,994
Altria Group Inc.			3,395,500	212,762
PepsiCo Inc.			1,911,280	195,868
Procter & Gamble Co.			1,879,480	154,700
Kimberly-Clark Corp.			989,370	133,080
Diageo plc ADR			1,208,390	130,349
				2,150,846
Energy (4.6%)
Exxon Mobil Corp.			6,412,900	536,054
Chevron Corp.			4,197,390	400,431
Suncor Energy Inc.			12,051,720	335,159
Occidental Petroleum Corp.			4,472,150	306,029
Phillips 66			2,028,090	175,612
Enbridge Inc.			3,817,660	148,545
^ TransCanada Corp.			1,919,200	75,453
TransCanada Corp. Subscription Receipts			1,151,400	40,560
				2,017,843
Financials (4.9%)
Wells Fargo & Co.			12,534,572	606,172
JPMorgan Chase & Co.			8,925,600	528,574
BlackRock Inc.			886,910	302,055
Chubb Ltd.			1,954,673	232,899
MetLife Inc.			4,052,620	178,072
M&T Bank Corp.			1,539,390	170,873

16

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

		Market
		Value
	Shares	($000)
^ National Bank of Canada	3,948,980	129,195
		2,147,840
Health Care (5.1%)
Johnson & Johnson	5,574,100	603,117
Merck & Co. Inc.	10,582,770	559,934
Pfizer Inc.	16,926,607	501,705
AstraZeneca plc ADR	7,392,060	208,160
Roche Holding AG	618,712	151,919
Novartis AG	1,675,044	121,193
Bristol-Myers Squibb Co.	1,157,400	73,935
		2,219,963
Industrials (4.6%)
General Electric Co.	17,898,780	569,002
Eaton Corp. plc	5,840,200	365,363
Lockheed Martin Corp.	959,480	212,525
Waste Management Inc.	3,362,010	198,358
3M Co.	1,124,720	187,412
Union Pacific Corp.	2,174,880	173,012
Caterpillar Inc.	1,984,610	151,902
United Parcel Service Inc. Class B	1,388,450	146,440
		2,004,014
Information Technology (5.1%)
Microsoft Corp.	14,787,610	816,720
Cisco Systems Inc.	18,189,860	517,865
Intel Corp.	13,080,000	423,138
Analog Devices Inc.	2,522,340	149,297
Maxim Integrated Products Inc.	4,036,070	148,447
Texas Instruments Inc.	2,011,610	115,506
International Business Machines Corp.	478,560	72,478
		2,243,451
Materials (1.2%)
Dow Chemical Co.	4,056,100	206,293
^ Agrium Inc.	1,774,409	156,663
International Paper Co.	1,886,440	77,420
Nucor Corp.	1,600,750	75,715
		516,091
Telecommunication Services (1.8%)
Verizon Communications Inc.	9,691,756	524,130
BCE Inc.	5,437,370	247,806
		771,936
Utilities (3.8%)
Dominion Resources Inc.	5,268,040	395,735
Xcel Energy Inc.	8,190,590	342,530
Duke Energy Corp.	3,727,340	300,722
National Grid plc	18,280,331	258,658
Eversource Energy	3,865,480	225,512
NextEra Energy Inc.	1,226,650	145,162
		1,668,319
Total Common Stocks (Cost $12,155,408)		16,205,645

17

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016

				Market
				Value
	Coupon		Shares	($000)
Temporary Cash Investments (1.1%)
Money Market Fund (0.5%)
10,11 Vanguard Market Liquidity Fund	0.495%		222,704,080	222,704

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (0.6%)
Bank of America Securities, LLC (Dated 3/31/16,
Repurchase Value $36,100,000, collateralized by
Government National Mortgage Assn. 4.000%,
9/20/45, with a value of $36,822,000)	0.300%	4/1/16	36,100	36,100
Deutsche Bank Securities, Inc. (Dated 3/31/16,
Repurchase Value $29,200,000, collateralized by
Federal National Mortgage Assn. 6.210%, 6/5/36, and
U.S. Treasury Note/Bond 1.500%, 5/31/20, with a
value of $29,784,000)	0.320%	4/1/16	29,200	29,200
HSBC Bank USA (Dated 3/31/16, Repurchase Value
$59,801,000, collateralized by Federal National
Mortgage Assn. 2.500%-5.500%, 10/1/27-10/1/42,
with a value of $60,998,000)	0.300%	4/1/16	59,800	59,800
RBC Capital Markets LLC (Dated 3/31/16, Repurchase
Value $16,000,000, collateralized by Federal National
Mortgage Assn. 2.022%-4.867%, 9/1/33-2/1/46, and
Federal Home Loan Mortgage Corp. 2.192%-3.384%,
3/1/40-8/1/43, with a value of $16,320,000)	0.280%	4/1/16	16,000	16,000
RBS Securities, Inc. (Dated 3/31/16, Repurchase Value
$125,201,000, collateralized by U.S. Treasury
Note/Bond 1.750%-2.000%, 1/31/23-2/15/23, with a
value of $127,705,000)	0.290%	4/1/16	125,200	125,200
				266,300
Total Temporary Cash Investments (Cost $489,004)				489,004
Total Investments (100.2%) (Cost $38,415,278)				43,844,711
Other Assets and Liabilities—Net (-0.2%)[11,12]				(109,047)
Net Assets (100%)				43,735,664

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $210,524,000.
1 Securities with a value of $749,000 have been segregated as collateral for open over-the-counter swap contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of March 31, 2016.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate value of these securities was $3,981,892,000, representing 9.1% of net assets.
7 Adjustable-rate security.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
11 Includes $222,704,000 of collateral received for securities on loan.
12 Cash of $6,420,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

18

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2016
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

19

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA272_052016

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 18, 2016
VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 18, 2016

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.